UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

NEOSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10909	22-2343568
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue, Suite 450
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Form 8-K of NeoStem, Inc. (the “Company”) constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that relate to future events or conditions, including without limitation, statements regarding our financial position, potential, business strategy, efforts, plans and objectives for future operations and potential acquisitions and funding, may be deemed to be forward-looking statements.  All such statements, which are all statements other than of historical fact, involve risks and uncertainties.  These statements are commonly identified by the use of such terms and phrases as “intends,” “expects,” “anticipates,” “estimates,” “seeks” and “believes.” Our ability to enter the adult stem cell arena, expand our operations and future operating results are dependent upon many factors, including but not limited to: (i) our ability to obtain sufficient capital or a strategic business arrangement to fund our expansion plans; (ii) our ability to build the management and human resources and infrastructure necessary to support the growth of our business; (iii) competitive factors and developments beyond our control; (iv) scientific and medical developments beyond our control; (v) our inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vi) whether any of the Company’s current or future patent applications result in issued patents; and (vii) other risk factors discussed in the Company’s periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under “Search for Company Filings.”  We cannot guarantee future results or achievements, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

To enhance its visibility with investors and consumers the Company has entered into agreements relating to public relations and investor relations activities.

On July 28, 2008, in furtherance of the Company’s desire to increase its presence in the health and wellness industry, the Company entered into a two year consulting agreement with Margula Company LLC (“Margula”), pursuant to which Margula will provide various promotional services to the Company, including various speaking engagements (the “Margula Consulting Agreement”). These services will be primarily provided through Suzanne Somers. In consideration therefor, the Company will issue to Margula a five year warrant (the “Warrant”) to purchase up to an aggregate of 600,000 shares of common stock of the Company, par value $.001 per share (the “Common Stock”) at $0.78 per share (the closing price of the Common Stock on the American Stock Exchange on the commencement date of the agreement) (the “Commencement Date”), which shall vest and become exercisable as to: (i) 200,000 shares upon the completion of a stated milestone; (ii) 100,000 shares upon the earlier of the completion of a stated milestone and December 31, 2008; (iii) 100,000 shares upon the earlier of the completion of an additional stated milestone and December 31, 2008; (iv) 100,000 shares upon the earlier of the completion of a stated milestone and September 30, 2009; and (v) 4,167 shares on each monthly anniversary of the Commencement Date through July 28, 2010 (with the final monthly vesting being 4,159), so long as on the respective vesting date the Margula Consulting Agreement shall not have been terminated. The effectiveness of the Warrant is subject to the prior approval of the American Stock Exchange. Pursuant to the terms of the Warrant, the Company is required to prepare and file no later than February 1, 2009, a Registration Statement with the SEC to register the resale of the shares of Common Stock underlying the Warrant.

On May 29, 2008, the Company entered into a three month consulting agreement with a public relations and communications consultant focusing on specific consumer demographics. As partial consideration for these services, the Company agreed to issue: (i) 20,000 shares of Common Stock on each of (a) the date of execution of the agreement (the “Execution Date”), (b) thirty days after the Execution Date, and (c) sixty days after the Execution Date; and (ii) a five year warrant to purchase up to 30,000 shares of Common Stock, exercisable as to 10,000 shares each at $3.00, $4.00 and $5.00, respectively. The issuance of the securities under this agreement was subject to the approval of the American Stock Exchange, which approval was obtained on June 20, 2008 and the initial payments in Common Stock and the Warrant were issued. On July 26, 2008, the Company terminated this Agreement and the final 20,000 shares will not be issued.

On June 11, 2008, the Company entered into a three month consulting agreement with an investor relations consultant. As consideration for these services, the Company agreed to issue: (i) 50,000 shares of Common Stock, vesting as to 25,000 shares on the date of execution of the consulting agreement (the “Execution Date”) and 25,000 shares 91 days thereafter; and (ii) a five year warrant (the “Warrant”) to purchase up to 250,000 shares of Common Stock, vesting as to 41,667 shares on the Execution Date and each of the first, second, third, fourth and fifth monthly anniversaries of the Execution Date (each, a “Vesting Date”) (except it shall vest as to 41,666 shares on the fourth and fifth anniversaries); provided, that on each Vesting Date the consulting agreement shall continue to be in effect, at an exercise price per share as follows: (a) as to 50,000 shares at an exercise price of $1.00 per share, (b) as to an additional 50,000 shares at an exercise price of $1.30 per share, (c) as to an additional 50,000 shares at an exercise price of $1.75 per share; (d) as to an additional 50,000 shares at an exercise price of $2.00 per share, and (e) as to an additional 50,000 shares at an exercise price of $3.00 per share. The issuance of the securities under this agreement was subject to the approval of the American Stock Exchange, which approval was obtained on June 20, 2008 and the initial payments in Common Stock and the Warrant were issued. Pursuant to the terms of the agreement, the Company was required to prepare and file (and did so on a timely basis) no later than July 3, 2008, a Registration Statement with the SEC to register the resale of the shares of Common Stock issued to the consultant and the shares of Common Stock underlying the Warrant.

As previously reported, on February 15, 2008, the Company entered into a six month engagement agreement with a financial advisor pursuant to which they are acting as the Company’s exclusive financial advisor for the term in connection with a potential acquisition of a revenue generating business, in the United States or abroad, or similar transaction. As partial consideration, the Company agreed to issue shares of Common Stock with a $45,000 value based on the five day average of the closing prices of the Common Stock preceding the date of issuance which shall be paid on a pro rata basis during the term of the agreement. The issuance of such securities was subject to the approval of the American Stock Exchange and as previously reported, the initial payment of 9,516 shares were issued on March 20, 2008, the date of such approval. The following additional shares have been issued to the financial advisor pursuant to the terms of the agreement: 5,482 shares on April 15, 2008; 5,778 shares on May 15, 2008; 9,282 shares on June 15, 2008; and 8,803 shares on July 15, 2008.

The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 24, 2008, Renee Cohen resigned from her position as Vice President - Operations and Corporate Strategy of NeoStem, Inc. The Company does not anticipate replacing this position as it anticipates outsourcing much of its operations through the expansion of strategic relationships.

Item 8.01. Other Events.

On July 29, 2008, the Company issued a press release announcing the entry of the Company into the Margula Consulting Agreement described in Item 3.02. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description	Reference

Exhibit 99.1	Press Release dated July 29, 2008	99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Catherine M. Vaczy
Vice President and General Counsel

Dated: July 30, 2008

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated July 29, 2008